                                  SIERRA FUNDS
                           PROXY STATEMENTS AND ISSUES


SUMMARY OF PROXY(IES) PROPOSALS:

o    To elect a new Board of Trustees for:
     1. Sierra Trust Funds (STF)
     2. Sierra Asset Management (SAM) Portfolios
     3. Sierra Prime Income Fund (SPIF)
     4. Sierra Variable Trust (SVT)

o To approve the replacement of Sierra Investment Advisors by Composite as the overall investment advisor for all Funds.

o    To retain the current sub-advisors (portfolio managers) for:
     1. STF & SVT Emerging Growth Fund (Janus)
     2. STF & SVT Growth Fund (Janus)
     3. STF & SVT International Growth Fund (Warburg Pincus)
     4. STF California Municipal Fund (Van Kampen)
     5. STF Florida Insured Municipal Fund (Van Kampen)
     6. STF California Insured Intermediate Municipal Fund (Van Kampen)
     7. Sierra Prime Income Fund (Van Kampen)

o    To give Composite day-to-day management authority over:
     1. California Money Fund                      10. SAM Portfolios
     2. Short Term High Quality Bond Fund          11. Sierra Variable Trust
     3. California Municipal Fund
     4. Florida Insured Municipal Fund
     5. California Insured Intermediate Municipal Fund
     6. Growth Fund
     7. Emerging Growth Fund
     8. International Growth Fund
     9. Target Maturity 2002 Fund

o To authorize the Board of Trustees of STF and SVT to make future changes in sub-advisors (portfolio managers) without obtaining shareholder approval, in order to avoid costly shareholder solicitation expenses.

o To approve the merger of the following Sierra Trust Funds into the substantially similar Composite Funds: Note: MAILING TO SHAREHOLDERS OF THESE FUNDS ONLY.
     1. U.S. Government Money Fund
     2. Global Money Fund
     3. U.S. Government Fund
     4. Corporate Income Fund
     5. National Municipal Fund

                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

     6. Growth and Income Fund

o To approve the merger of the Short Term Global Government Fund INTO the Short Term High Quality Bond Fund in both the Sierra Trust and the Sierra Variable Trust. Note: MAILING TO STGG FUND SHAREHOLDERS ONLY.












                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

ADDITIONAL COMMENTS ON PROPOSALS:


o The proposed adviser and sub-advisor/portfolio management changes apply to all existing classes of the Sierra Funds: A shares, B shares, S shares , and/or I shares.

o As the new investment adviser, Composite's responsibilities include: 1) supervising the investments of each Fund; 2) determining what portion of the assets will be invested or held in cash; and 3) periodically determining what securities will be purchased, retained, or sold by each Fund. This will relate to the following Sierra Trust Funds:
     1. California Money Fund (currently Alliance - to be replaced by Composite)
     2. Short Term High Quality Bond Fund (currently Scudder - to be replaced by Composite)
     3. Target Maturity 2002 Fund (currently BlackRock - to be replaced by Composite)
     4. Sierra Asset Management Portfolios (currently Sierra Advisors - to be replaced by Composite)

o Composite will retain Janus, Warburg Pincus, and Van Kampen--firms already responsible for the day-to-day management of the following Sierra Trust Funds--and will have general oversight responsibilities for formulating the Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by these sub-advisors:
     1. California Municipal Fund (Van Kampen)
     2. Florida Insured Municipal Fund (Van Kampen)
     3. California Insured Intermediate Municipal Fund (Van Kampen)
     4. Growth Fund (Janus)
     5. Emerging Growth Fund (Janus)
     6. International Growth Fund (Warburg Pincus)
     7. Prime Income Fund (Van Kampen)

o Included in the proposed adviser/sub-advisor changes are new agreements for managing the non-merged Sierra Trust Funds, SAM Portfolios, Sierra Variable Trust Funds, and Sierra Prime Income Fund. The proposed agreements would:
     1. Maintain or decrease total annual shareholder expenses
     2. Allow the adviser to change sub-advisors (within six Funds) with shorter notice (60 days rather than the current 90 days) and do so without the usual lengthy and costly process of soliciting/obtaining shareholder approvals
     3. Maintain the basic one-year term limits for sub-advisor agreements
     4. Delete state-imposed shareholder expense limits which have been superseded by federal law



                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

BOARD OF TRUSTEES RECOMMENDATION AND RATIONALE


o The Board of Trustees has a fiduciary responsibility to represent the best interests of Sierra shareholders. Based on a thorough review and with the assistance of expert investment counsel, THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE "FOR" EACH PROPOSAL ON THE ENCLOSED PROXY(IES).

o Past performance is not necessarily an indicator of future results; likewise, the effects of management changes on future performance of the Funds cannot be predicted with certainty. However, the investment strategy and discipline will continue, as will the focus on producing competitive long-term returns for shareholders.

o At current asset levels and capital flows, annual fund shareholder expenses would either remain the same or decline (at least through 1998), according to best estimates and the terms of the proposed management agreements with the newly proposed advisor and sub-advisor management structures.

o Sierra shareholders will continue to receive account statements and regular fund communications. These include SAM reallocation letters, year-end consolidated 1099s with comprehensive tax guide, annual and semi-annual reports, as well as annual prospectus updates.








                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

                                     Q & A
--------------------------------------------------------------------------------
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 23, 1997
--------------------------------------------------------------------------------

     THIS PROXY IS ONLY RELEVANT TO THE COMPOSITE/SIERRA FUNDS RESTRUCTURING

WHO IS COMPOSITE?

1. WHAT IS COMPOSITE'S BACKGROUND AND EXPERIENCE IN MANAGING MUTUAL FUNDS?

   Dating from 1939, the Composite Group of Funds is one of the oldest mutual fund families in the country. All its funds are managed by Composite Research & Management Co., a subsidiary of Washington Mutual, Inc. since 1976. Composite benefits from many years of experience and expertise, and several of its funds have received high rankings in their categories by Lipper Analytical Services.

2. WHERE IS COMPOSITE LOCATED?

   The administrative and support offices of the Composite Group of Funds are headquartered in Spokane, WA. The funds are managed by Composite Research & Management Co., which is based in Seattle, WA.

      Composite Group of Funds               Composite Research & Management Co.
      601 West Main Avenue, #300             1201 Third Avenue, #1400
      Spokane, WA 99201                      Seattle, WA 98101

3. HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT COMPOSITE?

   By calling 1-800-543-8072

COMPOSITE AS NEW INVESTMENT ADVISOR:

1. WHAT WOULD BE COMPOSITE'S ROLE AS THE INVESTMENT ADVISOR?

   As with Sierra Advisors, Composite Research & Management Co. will have the same general oversight responsibilities for formulating the Sierra Trust Funds' investment policies, analyzing economic trends affecting the Funds and directing and evaluating the investment services provided by the sub-advisors. Composite will ensure the funds are managed within their respective guidelines and according to overall corporate policies. Additionally, Composite will have

--------
* Meeting to be held at the Corporate Offices of Sierra Fund Administration, 9301 Corbin Avenue, Suite 333 Northridge, California 91324, at 11:00 a.m. PST.

                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

   investment discretion for the Short Term High Quality Bond Fund, Target Maturity 2002 Fund, and the California Money Fund, as well as the merged Funds and relevant SVT Funds (for which there will not be sub-advisors).

2. HOW WILL THE CHANGE FROM SIERRA ADVISORS TO COMPOSITE AFFECT THE PERFORMANCE OF THE FUNDS?

   Composite has a long and successful track record in portfolio management. The investment strategy and discipline will continue, as will the focus on producing competitive long-term returns for shareholders. However, past performance is not necessarily an indicator of future results.

3. HOW WILL THE CHANGE AFFECT EXPENSES?

   Many shareholders will experience some reductions in annual operating expenses at least through 1998. No shareholders will see their expenses increase (see Exhibit I).

MERGER OF SHORT TERM GLOBAL GOVERNMENT FUND INTO SHORT TERM HIGH QUALITY BOND
FUND:

1. WHY IS THE SHORT TERM GLOBAL GOVERNMENT FUND BEING MERGED INTO THE SHORT TERM HIGH QUALITY BOND FUND?

   Both Funds are similar in that they seek to provide investors a high level of current income and stability of principal. In addition, the combination of Fund assets should result in increased efficiencies in the management of costs and expenses.

   The Short Term High Quality Bond Fund invests in a diversified portfolio of investment-grade U.S. Government, corporate debt, and mortgage-backed securities, with average maturities between one and three years. These types of investments are used to seek a high level of current income and a high degree of principal stability. The short maturity and high quality bonds are intended to significantly reduce price volatility. The domestic holdings avoid both the currency risks and political, economic, and credit risks of foreign investing. Although some risks of foreign investing can be averted by currency hedging, these techniques involve costs and may not always produce sufficient net benefits for investors. We believe that, given current global economic conditions, the Short Term High Quality Bond Fund should provide greater benefit to shareholders and should provide competitive returns from its high quality, low volatility domestic holdings.

2. HOW DO PAST RETURNS FROM THESE TWO FUNDS COMPARE?

   In 1997, the Short Term High Quality Bond Fund has generated higher overall returns than the Short Term Global Government Fund. In addition, the yield of the Short Term High Quality Bond Fund has been very competitive relative to the Short Term Global Government Fund. Although some of the longer-term results favor the Short Term Global Government Fund, we believe the risks associated with international investing outweigh the marginal gains in returns for this investment objective. However, past performance is not necessarily an indicator of future results.


                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

MERGER OF CERTAIN SIERRA FUNDS INTO SIMILAR COMPOSITE FUNDS

1. WHICH SIERRA FUNDS ARE BEING MERGED INTO SIMILAR COMPOSITE FUNDS?

   SIERRA FUNDS EXCHANGING FROM       COMPOSITE FUNDS EXCHANGED INTO
   Global Money Fund                  Composite Money Market Fund
   U.S. Government Money Fund         Composite Money Market Fund
   U.S. Government Fund               Composite U.S. Government Securities Fund
   Corporate Income Fund              Composite Income Fund
   National Municipal Fund            Composite Tax-Exempt Bond Fund
   Growth and Income Fund             Composite Growth & Income Fund

2. WHY ARE THESE SIERRA FUNDS BEING MERGED INTO FUNDS IN THE COMPOSITE FAMILY, WHILE OTHER SIERRA FUNDS ARE REMAINING UNDER THE CURRENT STRUCTURE?

   Where investment objectives and policies and portfolio holdings are substantially similar, funds are being merged together to decrease transaction costs, to avoid shareholder confusion, duplicate efforts and expense, and to streamline portfolio management decision making. The remaining Sierra funds will continue to be available to provide increased diversification opportunities for shareholders.

3. HOW WILL THESE CHANGES AFFECT HOW THE FUNDS ARE MANAGED?

   Although fund portfolio managers may change, the basic investment objectives and limitations of the surviving Funds will remain similar.

4. HOW DO THE COMPOSITE FUNDS COMPARE WITH THEIR SIMILAR SIERRA FUNDS IN PERFORMANCE, RISK, ETC.?

   The Composite Funds are generally a good match for the respective Sierra Funds (see Exhibit II). The two fund groups share compatible objectives, policies, holdings, and management styles. Differences in past performance generally favor the Composite Funds, but, as we all know, past performance does not predict future results.

CONTINUATION OF CERTAIN SIERRA FUNDS' STRUCTURE UNDER CURRENT SUB-ADVISORS:

1. WILL ANY OF THE SIERRA TRUST FUNDS RETAIN THEIR CURRENT PORTFOLIO MANAGEMENT STRUCTURE AND CURRENT SUB-ADVISORS?

   Yes. The following funds will retain their current portfolio sub advisors:
   o  Growth Fund (Janus)
   o  Emerging Growth Fund (Janus)
   o  International Growth Fund (Warburg)
   o  California Municipal Fund (Van Kampen)
   o  Florida Insured Municipal Fund (Van Kampen)
   o  California Insured Intermediate Municipal Fund (Van Kampen)

                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

   o  Prime Income Fund (Van Kampen)

2. WHY ARE THESE FUNDS CONTINUING WITH THEIR CURRENT PORTFOLIO MANAGEMENT STRUCTURE?

   These funds are significantly different from the existing Composite Funds, so their addition as separate funds will enable Composite and Sierra, as a newly formed group of funds, to offer investors a comprehensive selection of funds and greater opportunities to diversify their investments. In addition, the sub-advisors currently managing these funds are highly experienced in managing money in these asset classes and are expected to enhance the overall portfolio management expertise of the combined group.

SIERRA ASSET MANAGEMENT (SAM) PORTFOLIOS:

1. HOW WILL THE PROPOSED ADVISORY AND SUB-ADVISOR/PORTFOLIO MANAGEMENT CHANGES AFFECT THE SAM PORTFOLIOS?

   The proposals to change the investment advisor and portfolio management for the other classes of Sierra funds (A, B, and S) also apply to I shares; I shares are the portfolio holdings of the SAM Portfolios. The asset management and allocation decisions of the SAM Portfolios will continue to be directed by Steve Scott in his role as portfolio manager. SAM Portfolios' management will then have a greater number of Funds in which to invest. This should provide a higher degree of diversification possibility to its asset allocation shareholders.

SIERRA PRIME INCOME FUND

1. OTHER THAN THE PROPOSED NEW INVESTMENT ADVISOR AND NEW AGREEMENT WITH THE CURRENT SUB-ADVISOR BEING RETAINED, WILL THERE BE ANY OTHER CHANGES INVOLVING THE FUND?

   No. The fund will retain its current investment objectives and policies; and its expense ratio will not be affected by the proposed changes in advisory arrangements.

PROXY PROCESS AND TIMING

1. SHOULD SHAREHOLDERS INDICATE THEIR CHOICES FOR EACH PROPOSAL?

   Fund specific card(s) will be printed and mailed, thereby allowing shareholders to vote only for those proposals relating to their fund holdings AS OF OCTOBER 29, 1997.

2. IS THERE AN EASIER WAY FOR SHAREHOLDERS TO INDICATE APPROVAL FOR THE APPLICABLE PROPOSALS?

   Yes! Shareholders may: 1) sign and date the proxy card and return it in the postage-paid envelope, 2) sign and fax both sides of the card to 1-212-269-2796, or 3) call 1-800-848-3374.

                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

3. WHAT DOES A SHAREHOLDER'S SIGNATURE ON THE PROXY CARD MEAN?

   By simply signing and dating the card and mailing it in the postage-paid envelope, shareholders authorize the proxies to vote on the proposals on their behalf; basically to approve the proposals as presented in the proxy statement.

4. WHAT INFORMATION MAY INVESTMENT REPRESENTATIVES PROVIDE?

   Legally, registered representatives cannot make recommendations about how shareholders should vote; brokers may only encourage shareholders to read and understand the proxy issues, obtain answers to any questions, indicate their choices, sign and date the proxy card, and mail it as soon as possible.

5. WHY ARE THERE SO MANY PROPOSALS TO CONSIDER?

   Actually, shareholders don't have to worry about all of them! In fact, they may simply sign and date the proxy card and return it in the postage-paid envelope to allow the trustees to vote for them, if they wish. The pre-printed ballot will only allow shareholders to vote on the proposals relating to the Funds they actually own, if the shareholders choose to vote individually on the proposals.

6. IF SHAREHOLDERS WANT TO VOTE THEMSELVES, HOW DO THEY DETERMINE WHICH PROPOSALS TO VOTE ON?

   Shareholders should refer to their proxy statement(s) which lists the proposals they are entitled to vote on.

7. FOR INVESTORS IN THE SAM STRATEGIES (NOT THE SAM PORTFOLIOS), WHICH PROPOSALS ARE THEY ENTITLED TO VOTE ON?

   SAM Strategy shareholders own fund shares of the Sierra Trust and the proposals on which they are entitled to vote are based on actual fund holdings/positions as of the record date.

8. WHERE SHOULD SHAREHOLDERS CALL FOR ASSISTANCE WITH REGULAR FUND BUSINESS?

   Service Representatives are, and will remain, available at (800) 222-5852.

9. WHEN AND WHERE WILL THE SHAREHOLDER MEETING BE HELD?

    DATE:        DECEMBER 23, 1997

    TIME:        11:00 A.M. (PST)

    LOCATION:    SIERRA FUND ADMINISTRATION
                 9301 CORBIN AVENUE, SUITE 333
                 NORTHRIDGE, CALIFORNIA 91324.


                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

10. IF SHAREHOLDERS ARE NOT PLANNING TO ATTEND, HOW MAY THEY SUBMIT THEIR VOTE?

    By mail:       Postage-paid envelope provided
    By FAX:        (212) 269-2796
    By Telephone:  (800) 848-3374

11. HOW IMPORTANT IS MY VOTE? HASN'T THE BOARD ALREADY APPROVED THE MERGER
    TERMS?

    Shareholder approval is required before the proposals can be implemented; Board approval represents only the Board's views of the proposals and what it recommends to shareholders. Without sufficient responses and approval by shareholders, additional time-consuming and costly proxy solicitations would be required. Please exercise your vote by returning the ballot card or proxy card promptly.













                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

EXHIBIT I

EXHIBIT I

EXHIBIT II
















                           FOR BROKER/DEALER USE ONLY.
             NOT FOR WRITTEN OR VERBAL COMMUNICATION TO THE PUBLIC.

              PERFORMANCE AND EXPENSE COMPARISON FOR MERGED FUNDS


PERFORMANCE ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                            SIERRA
FUND                                              1-YEAR        3-YEAR        5-YEAR        INCEPT.
Composite U.S. Government Securities               9.99%         9.84%         6.09%         7.75%     7/25/89
Sierra U.S. Government                             9.72%         8.17%         4.91%         6.84%
Sierra U.S. Government (w/ waivers)               10.16%         8.65%         5.35%         7.41%

Composite Income                                  12.08%        10.84%         7.40%         9.25%     7/18/90
Sierra Corporate Income                           12.19%        10.89%         7.36%         8.86%
Sierra Corporate Income (w/ waivers)              12.62%        11.32%         7.66%         9.27%

Composite Tax-Exempt Bond                          7.72%         8.18%         6.64%         7.49%     7/18/90
Sierra National Muni                               8.79%         7.49%         6.43%         7.69%
Sierra National Muni (w/ waivers)                  9.11%         7.84%         6.85%         8.32%

Composite Growth & Income                         37.68%        27.17%        19.19%        14.21%     7/25/89
Sierra Growth & Income                            40.71%        26.25%        19.14%        14.08%
Sierra Growth & Income (w/ waivers)               40.71%        26.25%        19.14%        14.08%

--------------------------------------------------------------------------------
Sources:  Sierra Investment Advisors and Composite Research.
All results are for A shares, based on NAV, and annualized.



                                     COMPOSITE EXPENSES         TOTAL SIERRA EXPENSES        SIERRA FUND EXPENSES
EXPENSE SUMMARY (A SHARES)               PRO FORMA               (GROSS, W/O WAIVERS)        (NET, AFTER WAIVERS)
SIERRA FUND
---------------------------------------------------------------------------------------------------------------------------
Global Money                              0.78%                       1.17%                       0.85%
U.S. Government Money                     0.78%                       1.25%                       0.85%
U.S. Government                           0.97%                       1.33%                       1.00%
Corporate Income                          1.10%                       1.40%                       1.20%
National Municipal                        0.85%                       1.24%                       1.10%
Growth & Income                           1.08%                       1.50%                       1.50%      (no waivers)

--------------------------------------------------------------------------------
Sierra Expenses are current while Composite Pro Forma reflect the proposed merged Funds.


For Broker/Dealer Use Only. Not for Verbal or Written Communication to Clients.

          COMPARISON OF SIERRA AND COMPOSITE FUNDS FOR PROPOSED MERGER


--------------------------------------------------------------------------------
MERGER OF SIERRA U.S. GOVERNMENT FUND INTO COMPOSITE U.S. GOVERNMENT SECURITIES FUND


                     SUMMARY: Composite is more conservative in quality and holdings, but Composite shareholders will likely approve changes which result in adding non-U.S. Government guaranteed bonds such as Fannie Mae's, Freddie Mac's and dollar rolls.

FUND:                             SIERRA U.S. GOVERNMENT FUND                          COMPOSITE U.S. GOVERNMENT SECURITIES FUND
INCEPTION DATE:                   1989                                                 1982
MONTHLY DISTRIBUTION:             Fixed                                                Variable
CHARACTERISTICS:                  Primarily mortgages (currently 70%)                  Primarily mortgages (currently 71%)
PORTFOLIO HOLDINGS:               Minimum of 65% U.S. Government guaranteed            Minimum of 80% U.S. Government guaranteed.
                                  and agencies.
                                  Maximum of 35% other debt, convertibles,             Maximum of 20% repos and CMOs backed by
                                  and preferred issues.                                U.S. Government guaranteed securities.
                                  Maximum of 33% dollar rolls and reverse repos.       0%
                                  Maximum of 15% derivatives                           0%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
MERGER OF SIERRA CORPORATE INCOME FUND INTO COMPOSITE INCOME FUND

                     SUMMARY: The Funds have similar overall quality (near A), but Composite barbells AAA and below investment-grade holdings. Composite shareholders may approve increasing "below investment grade" allowable maximum to 35% and adding interest rate futures, REITs, and dollar rolls.

FUND:                            SIERRA CORPORATE INCOME FUND                       COMPOSITE INCOME FUND
INCEPTION DATE:                  1990                                               1975
MONTHLY DISTRIBUTION:            Fixed                                              Variable
CHARACTERISTICS:                 Long-term maturity and duration                    Intermediate-term maturity and duration
                                 (21.2 & 7.0 years).                                (11.1 & 6.2 yrs).
PORTFOLIO HOLDINGS:              100% investment grade                              Minimum of 80% investment grade, 20%
                                                                                    below investment grade.
                                 Can include: foreign denominated corporates,       Can include: U.S. dollar-denominated foreign
                                 government and mortgage-backed, asset-backed,      corporate issues, governments, mortgage-backed,
                                 Common stock, preferred, variable rated debt,      bank debt, and highest grade commercial paper.
                                 dollar rolls, and derivatives.                     No derivatives.

--------------------------------------------------------------------------------


For Broker/Dealer Use Only. Not for Verbal or Written Communication to Clients.

                                COMPARISON CONT.

--------------------------------------------------------------------------------
MERGER OF SIERRA NATIONAL MUNICIPAL FUND INTO COMPOSITE TAX-EXEMPT BOND FUND

                     SUMMARY: Sierra has slightly higher overall quality but Composite is more conservative in holdings due to holding solely municipal issues (no derivatives). However, Composite shareholders may approve increasing "below investment grade" allowable maximum to 35% and adding interest rate futures.

FUND:                          SIERRA NATIONAL MUNICIPAL FUND                         COMPOSITE TAX-EXEMPT BOND FUND
INCEPTION DATE:                1990                                                   1976
MONTHLY DISTRIBUTION:          Fixed                                                  Variable
CHARACTERISTICS:               Long maturity and duration (18.8 & 8.0 yrs).           More intermediate maturity and duration
                                                                                      (11.6 & 7.5 yrs).
PORTFOLIO HOLDINGS:            Primarily investment grade.                            Minimum of 75% investment grade.
                                                                                      Maximum of 25% below investment grade.
                               Include:  Floating and variable rate mortgage-         Also can include:  municipal funds and
                               backed issues, lease revenues, and reverse repos.      U.S. Government guaranteed municipal notes.

                               Can invest in derivatives.                             No derivatives.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
MERGER OF SIERRA GROWTH AND INCOME FUND INTO COMPOSITE GROWTH & INCOME FUND

                     SUMMARY: Composite is more aggressive in holdings and focuses more on growth rather than on growth and income. Composite's overall holdings are not intended to resemble or parallel the S&P 500, while Sierra attempts to stay relatively sector neutral in relation to the S&P 500.

FUND:                      SIERRA GROWTH AND INCOME FUND                        COMPOSITE GROWTH & INCOME FUND
INCEPTION DATE:            1989                                                 1949
OBJECTIVES:                Long-term growth with current income                 Long-term growth with current income
PORTFOLIO HOLDINGS:        94% Large- and mid-cap issues.                       90% Large- and mid-cap issues.
                           Can include: common stock, preferred, bonds,         Maximum of 25% in U.S. Dollar denominated foreign
                           mortgage-backed, T-Bills, and CDs.                   stocks.
                           Maximum of 10% in ADRs.                              Maximum of 35% in below investment grade paper.
                           Money markets, short-term deposits and paper.        Can invest in forwards and covered calls.
                           Can invest in derivatives.                           No derivatives.

--------------------------------------------------------------------------------



For Broker/Dealer Use Only. Not for Verbal or Written Communication to Clients.

                               Sierra Trust Funds
                                     [Logo]

Dear Sierra Trust Funds Shareholder:

As you know, Great Western Financial Corporation, Sierra's former parent company, merged into Washington Mutual, Inc., parent of the Composite Research & Management Co. ("Composite"), on July 1, 1997. This marked the beginning stages of a restructuring and integration process that offers the opportunity to consolidate the Sierra Trust Funds with the mutual funds that are managed by Composite. This letter describes some important changes proposed for the Sierra Funds. Let me assure you, however, that our commitment to you remains unchanged. Our dedication to assisting you achieve your financial goals is our highest priority.

The Sierra Funds are governed by a Board of Trustees that is independent of Great Western and Washington Mutual. Members of the Board are elected by the shareholders, and their charter is to protect your interests. The changes discussed in this letter require approval of both the Board of Trustees and shareholders.

On October 28, 1997, the Sierra Board of Trustees approved the terms of the proposed consolidation of the Sierra Funds and the Composite Group of Funds (the mutual funds managed by Composite). As a result, a special meeting for all Sierra shareholders has been scheduled for December 23, 1997. This meeting gives shareholders an opportunity to ask questions in person, further discuss the proposed consolidation with Composite, and to vote on the proposals discussed below. However, shareholders do not need to attend the meeting to cast their vote.

YOUR VOTE IS IMPORTANT

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS VOTE "FOR" ALL PROPOSALS. The accompanying proxy materials outline in detail the various terms of the consolidation so you may carefully consider how to vote. FOR YOUR CONVENIENCE, WE HAVE INCLUDED A POSTAGE-PAID ENVELOPE THAT YOU MAY USE TO REGISTER YOUR CHOICES BY MAIL. You may also register your choices by telephone, by calling
(800) 848-3374. Your vote IS important, since a majority of shareholders must respond in order for all the proposed changes to be approved. By simply signing, dating, and returning your proxy card(s) or by calling (800) 848-3374, you will help to ensure sufficient responses are received and allow the proxies to vote favorably on your behalf.

The goals of consolidating the Sierra Funds and the Composite Funds into a single Fund complex are to:

-- Streamline the restructured/combined funds complex (representing $4.5 billion in assets)
-- Maintain a well-diversified offering of funds
-- Reduce operating cost and shareholder expenses
-- Maintain a high level of service and operational efficiency
-- Benefit from increased assets under management

             DISTRIBUTED BY SIERRA INVESTMENT SERVICES CORPORATION

In summary, the result of the restructuring will be a single, more integrated mutual fund complex. The proposals include:

 . Electing a new Board of Trustees for the combined fund complex

 . Appointing Composite as the investment advisor for the Sierra Funds, with day-to-day management responsibilities for the following Funds:

  -- California Money Fund
  -- Short Term high Quality Bond Fund
  -- Target Maturity 2002 Fund

 . Approving new fund management arrangements which will maintain or reduce annual shareholder expenses

 . Retain current sub-advisors/portfolio managers for the following Funds:

  -- California Municipal Fund
  -- Florida Insured Municipal Fund
  -- California Insured Municipal Fund
  -- Growth Fund
  -- Emerging Growth Fund
  -- International Growth Fund

The Composite Group has enjoyed a long history of investment management and growth, having opened its first mutual fund in 1939. Composite benefits from the many years of experience and expertise of its portfolio management team. The Composite Funds have successfully weathered the many market downturns and economic events while producing competitive returns for their shareholders. As a result, assets under management have exhibited steady growth and reflect the Funds' stable and loyal base of shareholders. With the addition of the Sierra Funds and their shareholders, the total assets and customer base of the combined mutual fund family will increase significantly.

Thank you for the trust and confidence you have placed in us. Our commitment to excellence in investment performance and in shareholder service is unchanged. I encourage you to return your card(s) or call (800) 848-3374 promptly, so you and your fellow shareholders may enjoy the many benefits of a larger mutual fund family as soon as possible.

Sincerely,

/s/ KEITH B. PIPES
------------------
Keith B. Pipes
President